EXHIBIT 32.1
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Maximus, Inc. (the "Company") on Form 10-K for the fiscal year ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Bruce Caswell, President and Chief Executive Officer of the Company, and Richard Nadeau, Chief Financial Officer and Treasurer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to his knowledge:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	/s/ Bruce L. Caswell	November 18, 2021
By:	Bruce L. Caswell
President and Chief Executive Officer
(Principal Executive Officer)

	/s/ Richard J. Nadeau	November 18, 2021
By:	Richard J. Nadeau
Chief Financial Officer and Treasurer
(Principal Financial Officer)